Exhibit 99.1

Press Contact:	Katryn McGaughey
508-293-7717
katryn.mcgaughey@emc.com

EMC Reports Fourth-Quarter and Full-Year 2015 Results

Highlights:
●	Full-year GAAP and non-GAAP revenue each up 1% year over year (up 5% on a constant currency basis); Full-year GAAP and non-GAAP EPS of $1.01 and $1.82, respectively
●	Q4 revenue was flat year over year (up 3% on a constant currency basis); Q4 GAAP and non-GAAP EPS of $0.39 and $0.65, respectively

HOPKINTON, Mass. - January 27, 2016 - EMC Corporation (NYSE:EMC) today reported fourth-quarter and full-year 2015 financial results.

Fourth-quarter consolidated revenue was $7 billion, flat year over year (up 3% on a constant currency basis2). GAAP net income attributable to EMC was $771 million in the fourth quarter, and GAAP earnings per weighted average diluted share was $0.39 in the fourth quarter. Non-GAAP1 net income attributable to EMC was $1.3 billion in the fourth quarter, and non-GAAP1 earnings per weighted average diluted share in the fourth quarter was $0.65.

Full-year 2015 GAAP and non-GAAP3 revenue was $24.7 billion and $24.8 billion, respectively, up 1% year over year (up 5% on a constant currency basis2). GAAP net income attributable to EMC for 2015 was $2 billion, and GAAP earnings per weighted average diluted share was $1.01. Non-GAAP3 net income attributable to EMC for 2015 was $3.6 billion, and non-GAAP3 earnings per weighted average diluted share for 2015 was $1.82.

EMC generated $1.9 billion in operating cash flow and $1.5 billion in free cash flow4 in the fourth quarter, and ended the quarter with $14.8 billion in cash and investments. EMC returned approximately $229 million to shareholders via a quarterly dividend.

Joe Tucci, EMC Chairman and CEO, said, “The fourth quarter of 2015 follows 24 consecutive quarters of reported year-over-year top-line growth; an accomplishment very few of our peers have matched. 2015 brought geopolitical and other market-wide uncertainties, while secular technology trends continued to accelerate. EMC anticipated and focused on capturing the massive growth opportunity these trends will avail, and we are well equipped in 2016 with some of the most exciting technology advancements in our history.”

Tucci added, “Together, EMC and Dell will be better positioned in the market. We believe that the coming together of the companies is the best strategic option for all stakeholders. I’m pleased to report that progress on closing the transaction remains on track under the original terms and timeline.”

Zane Rowe, EMC CFO, said, “As we work toward closing the transaction with Dell to build one of the world’s premier IT powerhouses, we continue to focus on synergies and operating efficiencies across our business. Our previously announced $850 million cost reduction and business transformation plan is on track and the initial $50 million cost reduction target was met in Q4. We are confident that we will exceed our goal, thanks to our unified team’s effort and focus.”

David Goulden, CEO of EMC Information Infrastructure, said, “Customers are buying ‘just enough’ and ‘just in time’ for their traditional environments. They are also transforming existing IT systems toward a Hybrid Cloud or building and deploying new digital applications. In some cases they are doing it all simultaneously. Against this market backdrop, our storage business revenue grew 3% in constant currency for the full year. Looking forward, I am excited about our position in 2016 as we further expand our industry-leading Storage and Converged Infrastructure portfolio, which is built upon the architectural pillars of the modern data center - Flash, Scale-Out, Software Defined, Cloud Enabled and Trusted technologies.”

Fourth-Quarter and Full-Year 2015 Highlights

•
EMC Information Infrastructure business fourth-quarter revenue was down 4% year over year (down 1% on a constant currency basis2) and full-year 2015 revenue was down 2% year over year (up 2% on a constant currency basis2). Information Storage fourth-quarter revenue was down 4% year over year (flat on a constant currency basis2) and full-year 2015 revenue was down 1% year over year (up 3% on a constant currency basis2). EMC XtremIO ended the year with over $1 billion in revenue. VCE exited 2015 with an annualized demand[5] run rate exceeding $3 billion. Virtustream ended the fourth quarter with the strongest quarterly bookings in its history.

•
VMware fourth-quarter and full-year GAAP revenue within EMC was up 10% and 9% year over year, respectively. Fourth-quarter and full-year non-GAAP[3] revenue within EMC were both up 10% year over year (both up 13% on a constant currency basis2). VMware customers continue to invest in Software-Defined Data Centers, Hybrid Cloud solutions and End-User Computing.

•
Pivotal continues to gain momentum as it helps the world’s largest enterprises successfully expand their digital capabilities, with fourth quarter revenue up 25% year over year. Pivotal continues its transition to a subscription business model, with annual recurring revenue[6] up 40% compared to the previous quarter with strong performance in all geographies and product areas, while continuing to expand its customer base across many industries including Automotive, Financial Services, Insurance, Retail and Telecommunications.

Global Highlights
Consolidated fourth-quarter revenue from North America was flat year over year. Fourth-quarter revenue from the Europe, Middle East and Africa region was down 1% year over year (up 7% on a constant currency basis2). Asia Pacific and Japan fourth-quarter revenue was flat year over year (up 4% on a constant currency basis2). Latin America fourth-quarter revenue was down 16% year over year (down 5% on a constant currency basis2).

Given the announcement made on October 12, 2015 regarding EMC’s entry into a definitive merger agreement, the company will not be providing outlook for its 2016 financial results.

Details will be provided during today’s 8:30 a.m. ET live webcast for investors, which is available on the EMC Investor Relations website (http://www.emc.com/ir).

Resources

•	To access today’s webcast at 8:30 a.m. ET, visit the EMC Investor Relations website

•	A replay of today’s webcast will be available via the EMC Investor Relations website

•	EMC financial results are available on the U.S. Securities and Exchange Commission website

•	For more information about Dell and EMC combining visit http://www.emc.com/futureready

•	Visit the VMware Investor Relations website for more detail on its 2015 results

•	Connect with EMC on Twitter (@EMCCorp and @EMC_News), LinkedIn, Facebook and SocialSphere

About EMC
EMC Corporation is a global leader in enabling businesses and service providers to transform their operations and deliver IT as a service. Fundamental to this transformation is cloud computing. Through innovative products and services, EMC accelerates the journey to cloud computing, helping IT departments to store, manage, protect and analyze their most valuable asset - information - in a more agile, trusted and cost-efficient way. Additional information about EMC can be found at www.EMC.com.

# # #

1Items excluded from the non-GAAP results for the fourth quarters of 2015 and 2014 are amounts relating to stock-based compensation expense, intangible asset amortization, restructuring charges, acquisition and other related charges, the reversal of the benefit of the R&D tax credit included in the first three quarters of 2015, a gain on previously held interests in strategic investments and joint venture, special tax items and merger-related costs. See attached schedules for GAAP to non-GAAP reconciliations.

2 This release refers to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC's business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC's hedging program.

3Items excluded from the non-GAAP results for the full years 2015 and 2014 are amounts relating to stock-based compensation expense, intangible asset amortization, restructuring charges, acquisition and other related charges, a gain on previously held interests in strategic investments and joint venture, an impairment of strategic investment, a fair value adjustment on assets held for sale, VMware litigation and other contingencies, VMware GSA settlement, special tax items and merger-related costs. See attached schedules for GAAP to non-GAAP reconciliations.

4 Free cash flow is a non-GAAP financial measure which is defined as net cash provided by operating activities, less additions to property, plant and equipment and capitalized software development costs. See attached schedules for a reconciliation of net cash provided by operating activities to free cash flow for the three and twelve months ended December 31, 2015 and 2014.

5Demand run rate is an annualized calculation of orders received in the applicable period for the sale of VCE and related products and services.

6Annual Recurring Revenue (“ARR”) is an operational performance metric used to assess the health and trajectory of our Pivotal segment. We calculate ARR as the value of contracted recurring revenue of term subscriptions which includes both current subscriptions and contracted subscriptions with a future start date, adjusted by the actual churn in the period. ARR should be viewed independently of revenue and any other GAAP measure.

EMC and XtremIO are either registered trademarks or trademarks of EMC Corporation in the United States and/or other countries.  All other trademarks used are the property of their respective owners.

EMC Corporation Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xviii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Except to the extent otherwise required by federal securities law, EMC disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. has filed with the SEC a Registration Statement on Form S-4 (File No. 333-208524) that includes a preliminary proxy statement/prospectus regarding the proposed transaction, and each of Denali Holding Inc. and EMC plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each EMC shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the preliminary proxy statement/prospectus and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC’s website (www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings”, or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, 01748, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 20, 2015 and in its Annual Report on Form 10-K filed with the SEC on February 27, 2015. You can obtain free copies of these documents at the SEC’s website (http://www.sec.gov). You can also obtain free copies of these documents from EMC using the contact information above.

Use of Non-GAAP Financial Measures

This release, the accompanying schedules and the additional content that is available on EMC's website contain non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC's performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC's financial performance or liquidity prepared in accordance with GAAP. EMC's non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this release.

Where specified in the accompanying schedules for various periods entitled "Reconciliation of GAAP to Non-GAAP," certain items noted on each such specific schedule (including, where noted, amounts relating to stock-based compensation expense, intangible asset amortization, restructuring charges, acquisition and other related charges, a gain on previously held interests in strategic investments and joint venture, an impairment of strategic investment, a fair value adjustment on assets held for sale, VMware litigation and other contingencies, VMware GSA settlement, the reversal of the benefit of the R&D tax credit included in the first three quarters of 2015, special tax items and merger-related costs) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC's comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and includes the benefit of the R&D tax credit in, and excludes the above-listed items from, its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC's management in their financial and operating decision-making because management believes they reflect EMC's ongoing business in a manner that allows meaningful period-to-period comparisons. EMC's management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC's current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company's current financial results with the Company's past financial results.

This release also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, pay dividends, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

This release also refers to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC's business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC's hedging program.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC's operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC's financial results as determined in accordance with GAAP.

EMC CORPORATION
CONSOLIDATED INCOME STATEMENTS
(in millions, except per share amounts)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Revenues:
Product sales	$4,114	$4,322	$13,514	$14,051
Services	2,900	2,726	11,190	10,389
	7,014	7,048	24,704	24,440
Cost and expenses:
Cost of product sales	1,667	1,669	5,809	5,738
Cost of services	987	874	3,904	3,453
Research and development	795	752	3,167	2,991
Selling, general and administrative	2,248	2,131	8,533	7,982
Restructuring and acquisition-related charges	224	52	450	239
Operating income	1,093	1,570	2,841	4,037

Non-operating income (expense):
Investment income	19	24	94	123
Interest expense	(42)	(39)	(164)	(147)
Other income (expense), net	53	(6)	111	(251)
Total non-operating income (expense)	30	(21)	41	(275)
Income before provision for income taxes	1,123	1,549	2,882	3,762
Income tax provision	290	336	710	868
Net income	833	1,213	2,172	2,894
Less: Net income attributable to the non-controlling interest in VMware, Inc.	(62)	(66)	(182)	(180)
Net income attributable to EMC Corporation	$771	$1,147	$1,990	$2,714

Net income per weighted average share, basic attributable to EMC Corporation common shareholders	$0.40	$0.57	$1.02	$1.34
Net income per weighted average share, diluted attributable to EMC Corporation common shareholders	$0.39	$0.56	$1.01	$1.32

Weighted average shares, basic	1,941	2,014	1,944	2,028
Weighted average shares, diluted	1,957	2,038	1,962	2,059

Cash dividends declared per common share	$0.12	$0.12	$0.46	$0.45

EMC CORPORATION
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(unaudited)

	December 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$6,549	$6,343
Short-term investments	2,726	1,978
Accounts and notes receivable, less allowance for doubtful accounts of $90 and $72	3,977	4,413
Inventories	1,245	1,276
Other current assets	566	619
Total current assets	15,063	14,629
Long-term investments	5,508	6,334
Property, plant and equipment, net	3,850	3,766
Intangible assets, net	2,149	2,125
Goodwill	17,090	16,134
Deferred income taxes(1)	1,164	952
Other assets, net	1,788	1,645
Total assets	$46,612	$45,585

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,644	$1,696
Accrued expenses	3,123	3,141
Income taxes payable	609	852
Short-term debt	1,299	—
Deferred revenue	6,210	6,021
Total current liabilities	12,885	11,710
Income taxes payable	461	306
Deferred revenue	4,592	4,144
Long-term debt	5,475	5,469
Other liabilities	480	431
Total liabilities	23,893	22,060
Commitments and contingencies
Shareholders' equity:
Preferred stock, par value $0.01; authorized 25 shares; none outstanding	—	—
Common stock, par value $0.01; authorized 6,000 shares; issued and outstanding 1,943 and 1,985 shares	19	20
Additional paid-in capital	—	—
Retained earnings	21,700	22,242
Accumulated other comprehensive loss, net	(579)	(366)
Total EMC Corporation's shareholders' equity	21,140	21,896
Non-controlling interests	1,579	1,629
Total shareholders' equity	22,719	23,525
Total liabilities and shareholders' equity	$46,612	$45,585

(1) During the fourth quarter of 2015, EMC early-adopted Accounting Standards Update No. 2015-17, Balance Sheet Classification of Deferred Taxes, using retrospective application. This standard requires that all deferred tax assets and liabilities, and any related valuation allowance, be classified as noncurrent on the balance sheets. The updated standard has been applied retrospectively to all periods presented.

EMC CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Twelve Months Ended
	December 31,	December 31,
	2015	2014
Cash flows from operating activities:
Cash received from customers	$25,737	$25,360
Cash paid to suppliers and employees	(19,312)	(17,893)
Dividends and interest received	100	143
Interest paid	(138)	(134)
Income taxes paid	(1,001)	(953)
Net cash provided by operating activities	5,386	6,523

Cash flows from investing activities:
Additions to property, plant and equipment	(902)	(979)
Capitalized software development costs	(567)	(509)
Purchases of short- and long-term available-for-sale securities	(7,252)	(9,982)
Sales of short- and long-term available-for-sale securities	5,205	8,722
Maturities of short- and long-term available-for-sale securities	1,970	2,651
Business acquisitions, net of cash acquired	(1,336)	(1,973)
Purchases of strategic and other related investments	(182)	(144)
Sales of strategic and other related investments	235	101
Joint venture funding	—	(360)
Decrease (increase) in restricted cash	75	(78)
Net cash used in investing activities	(2,754)	(2,551)

Cash flows from financing activities:
Proceeds from the issuance of EMC's common stock	322	503
Proceeds from the issuance of VMware's common stock	126	164
EMC repurchase of EMC's common stock	(2,063)	(2,969)
VMware repurchase of VMware's common stock	(1,125)	(700)
Excess tax benefits from stock-based compensation	55	102
Payment of long-term obligations	—	(1,665)
Net proceeds from the issuance of short-term obligations	1,295	—
Contributions from non-controlling interests	5	7
Dividend payment	(907)	(879)
Net cash used in financing activities	(2,292)	(5,437)

Effect of exchange rate changes on cash and cash equivalents	(134)	(83)

Net increase (decrease) in cash and cash equivalents	206	(1,548)
Cash and cash equivalents at beginning of period	6,343	7,891
Cash and cash equivalents at end of period	$6,549	$6,343

Reconciliation of net income to net cash provided by operating activities:
Net income	$2,172	$2,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,907	1,864
Non-cash interest expense on debt	—	1
Non-cash restructuring and other special charges	40	19
Stock-based compensation expense	1,091	1,031
Provision for doubtful accounts	55	10
Deferred income taxes, net	(235)	(396)
Excess tax benefits from stock-based compensation	(55)	(102)
Gain on previously held interests in strategic investments	—	(101)

Impairment of strategic investment	—	33
Other, net	6	20
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	385	(309)
Inventories	(196)	(149)
Other assets	47	345
Accounts payable	(75)	167
Accrued expenses	(333)	(286)
Income taxes payable	(53)	314
Deferred revenue	596	1,126
Other liabilities	34	42
Net cash provided by operating activities	$5,386	$6,523

Reconciliation of GAAP to Non-GAAP*
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
		Diluted		Diluted
	December 31,	Earnings	December 31,	Earnings
	2015	Per Share	2014	Per Share
Net Income Attributable to EMC - GAAP	$771	$0.393	$1,147	$0.562
Stock-based compensation expense	216	0.111	190	0.093
Intangible asset amortization	67	0.034	68	0.034
Restructuring charges	169	0.086	34	0.017
Acquisition and other related charges	21	0.010	31	0.015
R&D tax credit	(29)	(0.015)	(32)	(0.016)
Gain on previously held interests in strategic investments and joint venture	—	—	(33)	(0.016)
Special tax items	39	0.020	—	—
Merger-related costs	14	0.007	—	—
Net Income Attributable to EMC - Non-GAAP	$1,268	$0.647	$1,405	$0.689

Weighted average shares, diluted		1,957		2,038
Incremental VMware dilution		$1		$2

	Twelve Months Ended
		Diluted		Diluted
	December 31,	Earnings	December 31,	Earnings
	2015	Per Share	2014	Per Share
Net Income Attributable to EMC - GAAP	$1,990	$1.012	$2,714	$1.315
Stock-based compensation expense	767	0.391	713	0.347
Intangible asset amortization	263	0.134	263	0.128
Restructuring charges	336	0.171	168	0.082
Acquisition and other related charges	103	0.053	108	0.052
Gain on previously held interests in strategic investments and joint venture	—	—	(77)	(0.038)
Impairment of strategic investment	—	—	23	0.011
Fair value adjustment on assets held for sale	12	0.006	—	—
VMware litigation and other contingencies	6	0.003	7	0.003
VMware GSA settlement	42	0.021	—	—
Special tax items	39	0.020	—	—
Merger-related costs	14	0.007	—	—
Net Income Attributable to EMC - Non-GAAP	$3,572	$1.819	$3,919	$1.900

Weighted average shares, diluted		1,962		2,059
Incremental VMware dilution		$5		$7

*
Net of tax and non-controlling interest in VMware, Inc., except weighted average shares, diluted. See Income Tax Provision and Net Income Attributable to VMware lines in Supplemental Information schedules.

Note: Schedules may not add or recalculate due to rounding.

Reconciliation of GAAP to Non-GAAP
(in millions, except per share amounts)
(unaudited)

Twelve Months Ended
December 31, 2015
Consolidated Revenue - GAAP	$24,704
VMware GSA settlement	76
Consolidated Revenue - Non-GAAP	$24,780

2015 vs 2014
VMware Virtual Infrastructure revenue growth - GAAP	9%
VMware GSA settlement	1
VMware Virtual Infrastructure revenue growth - non-GAAP	10%

Reconciliation of GAAP to Non-GAAP
(in millions)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Gross Margin - GAAP	$4,360	$4,505	$14,991	$15,249
Stock-based compensation expense	42	39	156	146
Intangible asset amortization	61	64	246	247
VMware GSA settlement	—	—	76	—
Gross Margin - Non-GAAP	$4,463	$4,608	$15,469	$15,642

Revenues:
GAAP	$7,014	$7,048	$24,704	$24,440
Non-GAAP	7,014	7,048	24,780	24,440

Gross Margin Percentages:
GAAP	62.2%	63.9%	60.7%	62.4%
Non-GAAP	63.6%	65.4%	62.4%	64.0%

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operating Margin - GAAP	$1,093	$1,570	$2,841	$4,037
Stock-based compensation expense	306	260	1,093	1,020
Intangible asset amortization	97	102	395	402
Restructuring charges	223	47	443	226
Acquisition and other related charges	35	56	178	186
VMware litigation and other contingencies	—	—	11	11
VMware GSA settlement	—	—	70	—
Merger-related costs	14	—	14	—
Operating Margin - Non-GAAP	$1,768	$2,035	$5,045	$5,882

Revenues:
GAAP	$7,014	$7,048	$24,704	$24,440
Non-GAAP	7,014	7,048	24,780	24,440

Operating Margin Percentages:
GAAP	15.6%	22.3%	11.5%	16.5%
Non-GAAP	25.2%	28.9%	20.4%	24.1%

Note: Schedules may not add or recalculate due to rounding.

Reconciliation of GAAP to Non-GAAP
(in millions)
(unaudited)

	Three Months Ended December 31, 2015			Twelve Months Ended December 31, 2015
	Income Before	Tax Provision	Tax	Income Before	Tax Provision	Tax
	Tax	(Benefit)	Rate	Tax	(Benefit)	Rate
EMC Consolidated - GAAP	$1,123	$290	25.8%	$2,882	$710	24.6%
Stock-based compensation expense	306	70	22.6%	1,093	250	22.7%
Intangible asset amortization	97	25	25.6%	395	112	28.3%
Restructuring charges	223	54	24.0%	443	103	23.4%
Acquisition and other related charges	35	11	34.1%	178	56	31.8%
R&D tax credit	—	31	N/A	—	—	N/A
Fair value adjustment on assets held for sale	—	—	N/A	20	8	38.0%
VMware litigation and other contingencies	—	—	N/A	11	4	34.2%
VMware GSA settlement	—	—	N/A	70	18	25.5%
Special tax items	—	(44)	N/A	—	(44)	N/A
Merger-related costs	14	—	0.6%	14	—	0.6%
EMC Consolidated - Non-GAAP	$1,798	$437	24.3%	$5,106	$1,217	23.8%

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Cash Flow from Operations	$1,870	$2,231	$5,386	$6,523
Capital expenditures	(231)	(286)	(902)	(979)
Capitalized software development costs	(156)	(127)	(567)	(509)
Free Cash Flow	$1,483	$1,818	$3,917	$5,035

Note: Schedules may not add or recalculate due to rounding.

Reconciliation of GAAP to Non-GAAP
Q4'15 vs Q4'14 Constant Currency Revenue Growth
(unaudited)

	Information Storage	EMC Information Infrastructure	VMware Virtual Infrastructure	EMC Consolidated

Revenue growth - GAAP	(4)%	(4)%	10%	—%
Impact of currency	4	3	3	3
Revenue growth on a constant currency basis	—%	(1)%	13%	3%

	Europe, Middle East and Africa	Asia Pacific and Japan	Latin America

Revenue growth - GAAP	(1)%	—%	(16)%
Impact of currency	8	4	11
Revenue growth on a constant currency basis	7%	4%	(5)%

Reconciliation of GAAP to Non-GAAP
2015 vs 2014 Constant Currency Revenue Growth
(unaudited)

	Information Storage	EMC Information Infrastructure	VMware Virtual Infrastructure	EMC Consolidated

Revenue growth - GAAP	(1)%	(2)%	9%	1%
Impact of currency	4	4	4	4
Revenue growth on a constant currency basis	3%	2%	13%	5%

This presentation refers to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC's business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC's hedging program.

Reconciliation of GAAP to Non-GAAP
Q4'15 vs Q4'14 Constant Currency and VCE Operating Expense Growth
(unaudited)

	EMC Information Infrastructure	EMC Consolidated

Operating expense growth - GAAP	3%	5%
Impact of currency and VCE acquisition	(5)	(2)
Operating expense growth on a constant currency basis	(2)%	3%

Reconciliation of GAAP to Non-GAAP
Q4'15 vs Q4'14 Constant Currency and VCE Gross Margin Growth
(unaudited)

EMC Consolidated

Gross margin growth - GAAP	(3)%
Impact of currency and VCE acquisition	4
Gross margin growth on a constant currency basis	1%

This presentation refers to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC's business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC's hedging program.

Supplemental Information
For the Three Months Ended December 31, 2015
(in millions)
(unaudited)

	Stock-Based Compensation Expense	Intangible Asset Amortization	Restructuring Charges	Acquisition and Other Related Charges	R&D Tax Credit	Special Tax Items	Merger-Related Costs
EMC Consolidated
Cost of revenue	$(42)	$(61)	$—	$—	$—	$—	$—
Research and development	(112)	(1)	—	—	—	—	—
Selling, general and administrative	(152)	(35)	—	(34)	—	—	(14)
Restructuring and acquisition-related charges	—	—	(223)	(1)	—	—	—
Income tax provision (benefit)	70	25	54	11	31	(44)	—
Net income attributable to VMware	(20)	(5)	—	(3)	2	(5)	—

EMC Information Infrastructure plus Pivotal
Cost of revenue	$(30)	$(35)	$—	$—	$—	$—	$—
Research and development	(50)	(1)	—	—	—	—	—
Selling, general and administrative	(91)	(27)	—	(4)	—	—	(14)
Restructuring and acquisition-related charges	—	—	(220)	—	—	—	—
Income tax provision (benefit)	40	16	54	—	18	(17)	—
Net income attributable to VMware	—	—	—	—	—	—	—

VMware within EMC
Cost of revenue	$(12)	$(26)	$—	$—	$—	$—	$—
Research and development	(62)	—	—	—	—	—	—
Selling, general and administrative	(61)	(8)	—	(30)	—	—	—
Restructuring and acquisition-related charges	—	—	(3)	(1)	—	—	—
Income tax provision (benefit)	30	9	—	11	13	(27)	—
Net income attributable to VMware	(20)	(5)	—	(3)	2	(5)	—

Supplemental Information
For the Three Months Ended December 31, 2014
(in millions)
(unaudited)

	Stock-Based Compensation Expense	Intangible Asset Amortization	Restructuring Charges	Acquisition and Other Related Charges	R&D Tax Credit	Gain on Previously Held Interests in Strategic Investments and Joint Venture
EMC Consolidated
Cost of revenue	$(39)	$(64)	$—	$—	$—	$—
Research and development	(93)	4	—	—	—	—
Selling, general and administrative	(128)	(42)	—	(51)	—	—
Restructuring and acquisition-related charges	—	—	(47)	(5)	—	—
Non-operating (income) expense	—	—	—	—	—	(44)
Income tax provision (benefit)	49	28	12	20	34	(11)
Net income attributable to VMware	(21)	(6)	(1)	(5)	2	—

EMC Information Infrastructure plus Pivotal
Cost of revenue	$(27)	$(35)	$—	$—	$—	$—
Research and development	(36)	(1)	—	—	—	—
Selling, general and administrative	(66)	(31)	—	(10)	—	—
Restructuring and acquisition-related charges	—	—	(36)	(3)	—	—
Non-operating (income) expense	—	—	—	—	—	(44)
Income tax provision (benefit)	21	21	8	2	22	(11)
Net income attributable to VMware	—	—	—	—	—	—

VMware within EMC
Cost of revenue	$(12)	$(29)	$—	$—	$—	$—
Research and development	(57)	5	—	—	—	—
Selling, general and administrative	(62)	(11)	—	(41)	—	—
Restructuring and acquisition-related charges	—	—	(11)	(2)	—	—
Non-operating (income) expense	—	—	—	—	—	—
Income tax provision (benefit)	28	7	4	18	12	—
Net income attributable to VMware	(21)	(6)	(1)	(5)	2	—

Supplemental Information
For the Twelve Months Ended December 31, 2015
(in millions)
(unaudited)

	Stock-Based Compensation Expense	Intangible Asset Amortization	Restructuring Charges	Acquisition and Other Related Charges	Fair Value Adjustment on Assets Held for Sale	VMware Litigation and Other Contingencies	VMware GSA Settlement	Special Tax Items	Merger-Related Costs
EMC Consolidated
Revenues	$—	$—	$—	$—	$—	$—	$76	$—	$—
Cost of revenue	(156)	(246)	—	—	—	—	—	—	—
Research and development	(395)	(4)	—	—	—	—	—	—	—
Selling, general and administrative	(542)	(145)	—	(171)	—	(11)	6	—	(14)
Restructuring and acquisition-related charges	—	—	(443)	(7)	—	—	—	—	—
Non-operating (income) expense	—	—	—	—	20	—	—	—	—
Income tax provision (benefit)	250	112	103	56	8	4	18	(44)	—
Net income attributable to VMware	(76)	(20)	(4)	(19)	—	(1)	(10)	(5)	—
EMC Information Infrastructure plus Pivotal
Revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cost of revenue	(112)	(136)	—	—	—	—	—	—	—
Research and development	(169)	(4)	—	—	—	—	—	—	—
Selling, general and administrative	(310)	(114)	—	(21)	—	—	—	—	(14)
Restructuring and acquisition-related charges	—	—	(420)	(4)	—	—	—	—	—
Non-operating (income) expense	—	—	—	—	20	—	—	—	—
Income tax provision (benefit)	144	77	101	—	8	—	—	(17)	—
Net income attributable to VMware	—	—	—	—	—	—	—	—	—
VMware within EMC
Revenues	$—	$—	$—	$—	$—	$—	$76	$—	$—
Cost of revenue	(44)	(110)	—	—	—	—	—	—	—
Research and development	(226)	—	—	—	—	—	—	—	—
Selling, general and administrative	(232)	(31)	—	(150)	—	(11)	6	—	—
Restructuring and acquisition-related charges	—	—	(23)	(3)	—	—	—	—	—
Non-operating (income) expense	—	—	—	—	—	—	—	—	—
Income tax provision (benefit)	106	35	2	56	—	4	18	(27)	—
Net income attributable to VMware	(76)	(20)	(4)	(19)	—	(1)	(10)	(5)	—

Supplemental Information
For the Twelve Months Ended December 31, 2014
(in millions)
(unaudited)

	Stock-Based Compensation Expense	Intangible Asset Amortization	Restructuring Charges	Acquisition and Other Related Charges	Gain on Previously Held Interests in Strategic Investments and Joint Venture	Impairment of Strategic Investment	VMware Litigation and Other Contingencies
EMC Consolidated
Cost of revenue	$(146)	$(247)	$—	$—	$—	$—	$—
Research and development	(382)	(5)	—	—	—	—	—
Selling, general and administrative	(492)	(150)	—	(173)	—	—	(11)
Restructuring and acquisition-related charges	—	—	(226)	(13)	—	—	—
Non-operating (income) expense	1	—	—	1	(88)	33	—
Income tax provision (benefit)	224	118	56	60	(11)	10	2
Net income attributable to VMware	(84)	(21)	(2)	(19)	—	—	(2)

EMC Information Infrastructure plus Pivotal
Cost of revenue	$(102)	$(138)	$—	$—	$—	$—	$—
Research and development	(138)	(5)	—	—	—	—	—
Selling, general and administrative	(251)	(122)	—	(31)	—	—	—
Restructuring and acquisition-related charges	—	—	(210)	(6)	—	—	—
Non-operating (income) expense	1	—	—	—	(88)	33	—
Income tax provision (benefit)	111	84	50	4	(11)	10	—
Net income attributable to VMware	—	—	—	—	—	—	—

VMware within EMC
Cost of revenue	$(44)	$(109)	$—	$—	$—	$—	$—
Research and development	(244)	—	—	—	—	—	—
Selling, general and administrative	(241)	(28)	—	(142)	—	—	(11)
Restructuring and acquisition-related charges	—	—	(16)	(7)	—	—	—
Non-operating (income) expense	—	—	—	1	—	—	—
Income tax provision (benefit)	113	34	6	56	—	—	2
Net income attributable to VMware	(84)	(21)	(2)	(19)	—	—	(2)

Supplemental Information
For the Three Months Ended December 31, 2015
(in millions)
(unaudited)

	VMware Standalone GAAP	GAAP Adjustments and Eliminations	VMware within EMC GAAP
Revenue	$1,868	$(7)	$1,861
Cost of revenue	266	(5)	261
Gross margin	1,602	(2)	1,600
Research and development	342	(1)	341
Selling, general and administrative	810	(2)	808
Restructuring and acquisition-related charges	3	1	4
Operating income	447	—	447
Non-operating income (expense)	6	3	9
Income before taxes	453	3	456
Income tax provision (benefit)	80	(3)	77
Net income	$373	6	379
Net income attributable to VMware		(69)	(69)
Net income attributable to EMC		$(63)	$310

Supplemental Information
For the Three Months Ended December 31, 2014
(in millions)
(unaudited)

	VMware Standalone GAAP	GAAP Adjustments and Eliminations	VMware within EMC GAAP
Revenue	$1,703	$(16)	$1,687
Cost of revenue	254	(6)	248
Gross margin	1,449	(10)	1,439
Research and development	302	(1)	301
Selling, general and administrative	792	(11)	781
Restructuring and acquisition-related charges	11	2	13
Operating income	344	—	344
Non-operating income (expense)	14	(1)	13
Income before taxes	358	(1)	357
Income tax provision (benefit)	32	10	42
Net income	$326	(11)	315
Net income attributable to VMware		(66)	(66)
Net income attributable to EMC		$(77)	$249

Note: Schedules may not add due to rounding.

Supplemental Information
For the Twelve Months Ended December 31, 2015
(in millions)
(unaudited)

	VMware Standalone GAAP	GAAP Adjustments and Eliminations	VMware within EMC GAAP
Revenue	$6,571	$(22)	$6,549
Cost of revenue	1,018	(19)	999
Gross margin	5,553	(3)	5,550
Research and development	1,300	(8)	1,292
Selling, general and administrative	3,033	(9)	3,024
Restructuring and acquisition-related charges	23	3	26
Operating income	1,197	11	1,208
Non-operating income (expense)	16	18	34
Income before taxes	1,213	29	1,242
Income tax provision (benefit)	216	(12)	204
Net income	$997	41	1,038
Net income attributable to VMware		(189)	(189)
Net income attributable to EMC		$(148)	$849

Supplemental Information
For the Twelve Months Ended December 31, 2014
(in millions)
(unaudited)

	VMware Standalone GAAP	GAAP Adjustments and Eliminations	VMware within EMC GAAP
Revenue	$6,035	$(39)	$5,996
Cost of revenue	917	(9)	908
Gross margin	5,118	(30)	5,088
Research and development	1,239	(8)	1,231
Selling, general and administrative	2,836	(24)	2,812
Restructuring and acquisition-related charges	16	7	23
Operating income	1,027	(5)	1,022
Non-operating income (expense)	21	12	33
Income before taxes	1,048	7	1,055
Income tax provision (benefit)	162	12	174
Net income	$886	(5)	881
Net income attributable to VMware		(180)	(180)
Net income attributable to EMC		$(185)	$701

Note: Schedules may not add due to rounding.

Segment Information
For the Three Months Ended December 31, 2015
(in millions)
(unaudited)

	EMC Information Infrastructure
	Information Storage	Enterprise Content Division	RSA Information Security	EMC Information Infrastructure	Pivotal	EMC Information Infrastructure plus Pivotal
Revenues
Product revenues	$3,087	$53	$121	$3,261	$30	$3,291
Services revenues	1,562	110	137	1,809	53	1,862
Total consolidated revenues	4,649	163	258	5,070	83	5,153

Gross profit	$2,504	$115	$173	2,792	33	2,825
Gross profit percentage	53.9%	70.8%	67.1%	55.1%	39.7%	54.8%

Research and development				374	29	403
Selling, general and administrative				1,244	60	1,304
Restructuring and acquisition-related charges				—	—	—
Total operating expenses				1,618	89	1,707
Operating income (expense)				$1,174	$(56)	$1,118
Operating margin percentage				23.2%	(68.9)%	21.7%

	EMC Information Infrastructure plus Pivotal	VMware Virtual Infrastructure within EMC	Corporate Reconciling Items	Consolidated
Revenues
Product revenues	$3,291	$823	$—	$4,114
Services revenues	1,862	1,038	—	2,900
Total consolidated revenues	5,153	1,861	—	7,014

Gross profit	$2,825	$1,638	$(103)	$4,360
Gross profit percentage	54.8%	88.0%	—	62.2%

Research and development	403	279	113	795
Selling, general and administrative	1,304	709	235	2,248
Restructuring and acquisition-related charges	—	—	224	224
Total operating expenses	1,707	988	572	3,267

Operating income (expense)	1,118	650	(675)	1,093
Operating margin percentage	21.7%	34.9%	—	15.6%

Non-operating income (expense), net	21	9	—	30
Income tax provision (benefit)	324	113	(147)	290
Net income	815	546	(528)	833
Net income attributable to the non-controlling interests	7	(100)	31	(62)
Net income attributable to EMC Corporation	$822	$446	$(497)	$771

Note: This segment information is presented on a consistent basis with the presentation in our quarterly and annual filings with the SEC. This schedule may not recalculate due to rounding.

Segment Information
For the Three Months Ended December 31, 2014
(in millions)
(unaudited)

	EMC Information Infrastructure
	Information Storage	Enterprise Content Division	RSA Information Security	EMC Information Infrastructure	Pivotal	EMC Information Infrastructure plus Pivotal
Revenues
Product revenues	$3,338	$56	$139	$3,533	$21	$3,554
Services revenues	1,497	118	148	1,763	44	1,807
Total consolidated revenues	4,835	174	287	5,296	65	5,361

Gross profit	$2,776	$117	$201	3,094	34	3,128
Gross profit percentage	57.4%	67.2%	70.1%	58.4%	52.1%	58.3%

Research and development				384	30	414
Selling, general and administrative				1,193	50	1,243
Restructuring and acquisition-related charges				—	—	—
Total operating expenses				1,577	80	1,657
Operating income (expense)				$1,517	$(46)	$1,471
Operating margin percentage				28.7%	(70.5)%	27.4%

	EMC Information Infrastructure plus Pivotal	VMware Virtual Infrastructure within EMC	Corporate Reconciling Items	Consolidated
Revenues
Product revenues	$3,554	$768	$—	$4,322
Services revenues	1,807	919	—	2,726
Total consolidated revenues	5,361	1,687	—	7,048

Gross profit	$3,128	$1,480	$(103)	$4,505
Gross profit percentage	58.3%	87.8%	—	63.9%

Research and development	414	249	89	752
Selling, general and administrative	1,243	667	221	2,131
Restructuring and acquisition-related charges	—	—	52	52
Total operating expenses	1,657	916	362	2,935

Operating income (expense)	1,471	564	(465)	1,570
Operating margin percentage	27.4%	33.5%	—	22.3%

Non-operating income (expense), net	(78)	13	44	(21)
Income tax provision (benefit)	357	111	(132)	336
Net income	1,036	466	(289)	1,213
Net income attributable to the non-controlling interests	—	(97)	31	(66)
Net income attributable to EMC Corporation	$1,036	$369	$(258)	$1,147

Note: This segment information is presented on a consistent basis with the presentation in our quarterly and annual filings with the SEC. This schedule may not recalculate due to rounding.

Segment Information
For the Twelve Months Ended December 31, 2015
(in millions)
(unaudited)

	EMC Information Infrastructure
	Information Storage	Enterprise Content Division	RSA Information Security	EMC Information Infrastructure	Pivotal	EMC Information Infrastructure plus Pivotal
Revenues
Product revenues	$10,200	$156	$424	$10,780	$87	$10,867
Services revenues	6,101	443	564	7,108	180	7,288
Total consolidated revenues	16,301	599	988	17,888	267	18,155

Gross profit	$8,518	$407	$660	9,585	104	9,689
Gross profit percentage	52.3%	67.9%	66.8%	53.6%	39.0%	53.4%

Research and development				1,593	109	1,702
Selling, general and administrative				4,834	216	5,050
Restructuring and acquisition-related charges				—	—	—
Total operating expenses				6,427	325	6,752
Operating income (expense)				$3,158	$(221)	$2,937
Operating margin percentage				17.6%	(82.5)%	16.2%

	EMC Information Infrastructure plus Pivotal	VMware Virtual Infrastructure within EMC	Corporate Reconciling Items	Consolidated
Revenues
Product revenues	$10,867	$2,723	$(76)	$13,514
Services revenues	7,288	3,902	—	11,190
Total consolidated revenues	18,155	6,625	(76)	24,704

Gross profit	$9,689	$5,780	$(478)	$14,991
Gross profit percentage	53.4%	87.3%	—	60.7%

Research and development	1,702	1,066	399	3,167
Selling, general and administrative	5,050	2,606	877	8,533
Restructuring and acquisition-related charges	—	—	450	450
Total operating expenses	6,752	3,672	1,726	12,150

Operating income (expense)	2,937	2,108	(2,204)	2,841
Operating margin percentage	16.2%	31.8%	—	11.5%

Non-operating income (expense), net	27	34	(20)	41
Income tax provision (benefit)	819	398	(507)	710
Net income	2,145	1,744	(1,717)	2,172
Net income attributable to the non-controlling interests	7	(324)	135	(182)
Net income attributable to EMC Corporation	$2,152	$1,420	$(1,582)	$1,990

Note: This segment information is presented on a consistent basis with the presentation in our quarterly and annual filings with the SEC. This schedule may not recalculate due to rounding.

Segment Information
For the Twelve Months Ended December 31, 2014
(in millions)
(unaudited)

	EMC Information Infrastructure
	Information Storage	Enterprise Content Division	RSA Information Security	EMC Information Infrastructure	Pivotal	EMC Information Infrastructure plus Pivotal
Revenues
Product revenues	$10,785	$164	$462	$11,411	$65	$11,476
Services revenues	5,757	476	573	6,806	162	6,968
Total consolidated revenues	16,542	640	1,035	18,217	227	18,444

Gross profit	$9,180	$417	$698	10,295	106	10,401
Gross profit percentage	55.5%	65.2%	67.4%	56.5%	46.5%	56.4%

Research and development				1,489	128	1,617
Selling, general and administrative				4,583	183	4,766
Restructuring and acquisition-related charges				—	—	—
Total operating expenses				6,072	311	6,383
Operating income (expense)				$4,223	$(205)	$4,018
Operating margin percentage				23.2%	(90.6)%	21.8%

	EMC Information Infrastructure plus Pivotal	VMware Virtual Infrastructure within EMC	Corporate Reconciling Items	Consolidated
Revenues
Product revenues	$11,476	$2,575	$—	$14,051
Services revenues	6,968	3,421	—	10,389
Total consolidated revenues	18,444	5,996	—	24,440

Gross profit	$10,401	$5,241	$(393)	$15,249
Gross profit percentage	56.4%	87.4%	—	62.4%

Research and development	1,617	987	387	2,991
Selling, general and administrative	4,766	2,390	826	7,982
Restructuring and acquisition-related charges	—	—	239	239
Total operating expenses	6,383	3,377	1,452	11,212

Operating income (expense)	4,018	1,864	(1,845)	4,037
Operating margin percentage	21.8%	31.1%	—	16.5%

Non-operating income (expense), net	(362)	34	53	(275)
Income tax provision (benefit)	942	385	(459)	868
Net income	2,714	1,513	(1,333)	2,894
Net income attributable to the non-controlling interests	—	(308)	128	(180)
Net income attributable to EMC Corporation	$2,714	$1,205	$(1,205)	$2,714

Note: This segment information is presented on a consistent basis with the presentation in our quarterly and annual filings with the SEC. This schedule may not recalculate due to rounding.

Supplemental Information
(in millions)
(unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Information Storage:
Product Revenues	$2,302	$2,551	$2,595	$3,338	$10,785	$2,179	$2,509	$2,424	$3,087	$10,200
Services Revenues	1,378	1,425	1,456	1,497	5,757	1,484	1,519	1,537	1,562	6,101
Total Information Storage Revenues	$3,680	$3,976	$4,051	$4,835	$16,542	$3,663	$4,028	$3,961	$4,649	$16,301

Enterprise Content Division:
Product Revenues	$35	$37	$36	$56	$164	$27	$40	$37	$53	$156
Services Revenues	119	121	118	118	476	111	115	107	110	443
Total Enterprise Content Division Revenues	$154	$158	$154	$174	$640	$138	$155	$144	$163	$599

RSA Information Security:
Product Revenues	$104	$104	$114	$139	$462	$100	$97	$106	$121	$424
Services Revenues	140	139	147	148	573	148	141	137	137	564
Total RSA Information Security Revenues	$244	$243	$261	$287	$1,035	$248	$238	$243	$258	$988

EMC Information Infrastructure:
Product Revenues	$2,441	$2,692	$2,745	$3,533	$11,411	$2,306	$2,646	$2,567	$3,261	$10,780
Services Revenues	1,637	1,685	1,721	1,763	6,806	1,743	1,775	1,781	1,809	7,108
Total EMC Information Infrastructure Revenues	$4,078	$4,377	$4,466	$5,296	$18,217	$4,049	$4,421	$4,348	$5,070	$17,888

Pivotal:
Product Revenues	$11	$15	$17	$21	$65	$16	$20	$22	$30	$87
Services Revenues	38	39	41	44	162	38	44	45	53	180
Total Pivotal Revenues	$49	$54	$58	$65	$227	$54	$64	$67	$83	$267

VMware:
Product Revenues	$556	$612	$638	$768	$2,575	$583	$635	$680	$823	$2,723
Services Revenues	796	837	870	919	3,421	927	953	984	1,038	3,902
Total VMware Revenues	$1,352	$1,449	$1,508	$1,687	$5,996	$1,510	$1,588	$1,664	$1,861	$6,625

Corporate Reconciling Items	$—	$—	$—	$—	$—	$—	$(76)	$—	$—	$(76)

Consolidated Revenues:
Product Revenues	$3,008	$3,319	$3,400	$4,322	$14,051	$2,905	$3,225	$3,269	$4,114	$13,514
Services Revenues	2,471	2,561	2,632	2,726	10,389	2,708	2,772	2,810	2,900	11,190
Total Consolidated Revenues	$5,479	$5,880	$6,032	$7,048	$24,440	$5,613	$5,997	$6,079	$7,014	$24,704

Percentage impact to EMC revenues growth rate due to changes in exchange rates from the prior year	(0.4)%	0.5%	(0.1)%	(1.7)%	(0.5)%	(3.1)%	(4.4)%	(4.3)%	(3.4)%	(3.8)%

Note: Schedules may not add or recalculate due to rounding.